Exhibit 10.12

LIPOMED, INC.

STOCK OPTION PLAN

1.	Purpose. The LipoMed, Inc. Stock Option Plan (the “Plan”) is established to create an additional incentive for key employees, directors and consultants or advisors of LipoMed, Inc. and any successor corporations thereto (collectively referred to as the “Company”), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a “Participating Company” and collectively referred to as the “Participating Company Group”), to promote the financial success and progress of the Participation Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, other than power to terminate or amend the Plan as provided in section 12 hereof, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any option granted under the Plan (an “Option”) shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may be either incentive stock options as defined in Section 422 of the Code (“Incentive Stock Options”) or nonqualified stock options. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3.	Eligibility. The Options may be granted only to employees (including officers) and directors of the Participating Company Group or to individuals who are rendering services as consultants, advisors or other independent contractors to the Participating Company Group. The Board, in its sole discretion, shall determine which persons shall be granted Options (an “Optionee”). A director of the Company shall be eligible to be granted only a nonqualified stock option unless the director is also an employee of the Company. An individual who is rendering services as a consultant, advisor, or other independent contractor shall be eligible to be granted only a nonqualified stock option. An Optionee may, if otherwise eligible, be granted additional Options.

4.

Shares Subject to Option. Options shall be options for the purchase of the authorized but unissued common stock of the Company (the “Stock”), subject to adjustment as provided in paragraph 10 below. The maximum number of shares of Stock which may be issued under the Plan shall be two hundred fifty thousand (250,000) shares. In the event that any outstanding Option for any reason expires or is terminated or cancelled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. It is intended that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act of 1933, as amended (“Rule 701”), and that the Plan shall otherwise be administered in compliance with the requirements of Rule 701. To ensure such compliance, the Board shall maintain a record of shares subject to outstanding Options under the Plan and the exercise price of such Options, plus a record of all shares of Common Stock issued upon the exercise of such Options and the exercise price of such Options.

5.	Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

6.	Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option is granted, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

(a)	Option Price. The option price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the option price per share for an Incentive Stock Option shall be not less than the fair market value of a share of Stock on the date of the granting of the Incentive Stock Option and (ii) the option price per share of an Incentive Stock Option granted to an Optionee who at the time the Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code (a “Ten Percent Owner Optionee”) shall be not less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date the Option is granted. For this purpose, “fair market value” means the value assigned to the stock for a given day by the Board, as determined pursuant to a reasonable method established by the Board that is consistent with the requirements of sections 422 and 424 of the Code and the regulations thereunder (which method may be changed from time to time). Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted by the Board in its discretion with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code. Nothing hereinabove shall require that any such assumption or modification will result in the Option having the same characteristics, attributes or tax treatment as the Option for which it is substituted.

(b)	Exercise Period of Options. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Incentive Stock Option is granted, (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Incentive Stock Option is granted and (iii) no Incentive Stock Option shall be exercisable after the date the Optionee’s employment with the Participating Company Group is terminated for cause (as determined in the sole discretion of the Board); and provided, further, an Option shall terminate and cease to be exercisable no later than three (3) months after the date on which the Optionee terminates employment with the Participating Company Group, unless the Optionee’s employment with the Participating Company Group shall have terminated as a result of the Optionee’s death or disability (within the meaning of Section 22(e)(3) of the Code), in which event the Option shall terminate and cease to be exercisable no later than twelve (12) months from the date on which the Optionee’s employment terminated. For this purpose, an Optionee’s employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months following the Optionee’s termination of employment.

(c)	Payment of Option Price. Payment of the option price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent.

(d)	$100,000 Limitation. The aggregate fair market value, determined as of the date on which an Incentive Stock Option is granted, of the shares of Stock with respect to which incentive stock options (determined without regard to this subsection) are first exercisable during any calendar year (under this Plan or under any other plan of the Participating Company Group) by any Optionee shall not exceed $100,000. If such limitation would be exceeded with respect to an Optionee for a calendar year, the Incentive Stock Option shall be deemed a nonqualified stock option to the extent of such excess.

7.	Standard Form of Stock Option Agreement. All Options shall be evidenced by a written award agreement in the form of the nonqualified stock option agreement attached hereto as Exhibit A or the incentive stock option award agreement attached hereto as Exhibit B, as applicable, both of which are incorporated herein by reference (the “Standard Option Agreements”).

8.

Transfer of Control. Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of capital stock of the Company immediately prior to such merger or consolidations continue to hold at least a majority of the voting power of the surviving corporation) (a “Transfer of Control”), then any unexercisable portion of an outstanding

Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board. The exercise of any Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Board may further elect, in its sole discretion to provide that any Options which became exercisable solely by reason of this paragraph 8 and which are not exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

9.	Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the Standard Option Agreements either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

10.	Effect of Change in Stock Subject to Plan. The Board shall make appropriate adjustments in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

11.	Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

12.	Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time; provided however, that without the approval of the Company’s shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 10 above), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no extension of the period during which Incentive Stock Options may be granted beyond the date which is ten (10) years following the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

13.	Miscellaneous

(a) Nothing in this Plan or any Option granted hereunder shall confer upon any Optionee any right to continue in the employ of the Participating Company Group, or to serve as a director thereof, or interfere in any way with the right of a Participating Company to terminate his or her employment at any time. Unless specifically provided otherwise, no grant of an Option shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of a Participating Company for the benefit of its employees unless the Participating Company shall determine otherwise. No Optionee shall have any claim to an Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as otherwise provided by the Committee.

(b) The Plan and the grant of Options hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required.

(c) The terms of the Plan shall be binding upon the Company, and its successors and assigns.

(d) This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.

(e) With respect to any payments not yet made to a Optionee by the Company, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

(f) If any provision of this Plan or a Standard Option Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Standard Option Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Standard Option Agreement, it shall be stricken and the remainder of the Plan or the Standard Option Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Plan was duly adopted by the Board of Directors of the Company on the 12th day of September, 1997.

LIPOMED, INC.

By:	/s/ James D. Otvos
James D. Otvos, Secretary

FIRST AMENDMENT

OF LIPOMED, INC.

STOCK OPTION PLAN

THIS FIRST AMENDMENT of LipoMed, Inc. Stock Option Plan is dated as of May 27, 1998.

WHEREAS, the Board of Directors of LipoMed, Inc. (the “Company”) has adopted and the shareholders of the Company have approved the LipoMed, Inc. Stock Option Plan (the “Plan”); and

WHEREAS, the Board of Directors deems it to be in the best interest of the Company to amend the Plan in order to increase the maximum number of shares issuable pursuant to options granted under the Plan from 250,000 to 450,000.

NOW, THEREFORE, the Plan shall be amended as follows:

6. The second sentence of Paragraph 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The maximum number of shares of Stock which may be issued under the Plan shall be Four Hundred Fifty Thousand (450,000) shares.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this First Amendment was duly adopted by the Board of Directors of the Company on the 27th day of May, 1998 and by the shareholders of the Company on the 27th day of May, 1998.

LIPOMED, INC.
[CORPORATE SEAL]

		By:	/s/ Richard A. Franco
ATTEST:			Richard A. Franco
President

By:	/s/ James D. Otvos
James D. Otvos
Secretary

SECOND AMENDMENT

OF LIPOMED, INC.

STOCK OPTION PLAN

THIS SECOND AMENDMENT of LipoMed, Inc. Stock Option Plan is dated as of June 15, 1999.

WHEREAS, the Board of Directors of LipoMed, Inc. (the “Company”) has adopted and the shareholders of the Company have approved the LipoMed, Inc. Stock Option Plan, as amended (the “Plan”); and

WHEREAS, the Board of Directors deems it to be in the best interest of the Company to amend the Plan in order to increase the maximum number of shares issuable pursuant to options granted under the Plan from 450,000 to 550,000.

NOW, THEREFORE, the Plan shall be amended as follows:

5. The second sentence of Paragraph 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The maximum number of shares of Stock which may be issued under the Plan shall be Five Hundred Fifty Thousand (550,000) shares.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Second Amendment was duly adopted by the Board of Directors of the Company on the 15th day of June, 1999 and by the shareholders of the Company on the 15th day of June, 1999.

LIPOMED, INC.
[CORPORATE SEAL]

		By:	/s/ Richard A. Franco
ATTEST:			Richard A. Franco
President

By:	/s/ James D. Otvos
James D. Otvos
Secretary

THIRD AMENDMENT

OF LIPOMED, INC.

STOCK OPTION PLAN

THIS THIRD AMENDMENT of LipoMed, Inc. Stock Option Plan is effective as of June 15, 2000.

WHEREAS, the Board of Directors of LipoMed, Inc. (the “Company”) has adopted and the stockholders of the Company have approved the LipoMed, Inc. Stock Option Plan, as amended (the “Plan”); and

WHEREAS, the Board of Directors deems it to be in the best interest of the Company to further amend the Plan in order to increase the maximum number of shares issuable pursuant to options granted under the Plan from 1,100,000 (as adjusted to reflect the Company’s 1-for-1 stock dividend effective September 28, 1999) to 2,300,000.

NOW, THEREFORE, the Plan shall be amended as follows:

4. The second sentence of Paragraph 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The maximum number of shares of Stock which may be issued under the Plan shall be Two Million Three Hundred Thousand (2,300,000) shares.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Third Amendment was duly adopted by the Board of Directors and the Stockholders of the Company and shall be effective as of June 15, 2000.

LIPOMED, INC.
[CORPORATE SEAL]

		By:	/s/ Richard A. Franco
ATTEST:			Richard A. Franco
President

By:	/s/ James D. Otvos
James D. Otvos
Secretary

FOURTH AMENDMENT

OF LIPOMED, INC.

STOCK OPTION PLAN

THIS FOURTH AMENDMENT of LipoMed, Inc. Stock Option Plan is effective as of July 25, 2001.

WHEREAS, the Board of Directors of LipoMed, Inc. (the “Company”) has adopted and the stockholders of the Company have approved the LipoMed, Inc. Stock Option Plan, as amended (the “Plan”); and

WHEREAS, the Board of Directors deems it to be in the best interest of the Company to further amend the Plan in order to increase the maximum number of shares issuable pursuant to options granted under the Plan from 2,300,000 to 3,650,000.

NOW, THEREFORE, the Plan shall be amended as follows:

3. The second sentence of Paragraph 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The maximum number of shares of Stock which may be issued under the Plan shall be Three Million Six Hundred Fifty Thousand (3,650,000) shares.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Fourth Amendment was duly adopted by the Board of Directors and the Stockholders of the Company and shall be effective as of July 25, 2001.

LIPOMED, INC.
[CORPORATE SEAL]

		By:	/s/ Richard A. Franco
ATTEST:			Richard A. Franco
President

By:	/s/ James D. Otvos
James D. Otvos
Secretary

FIFTH AMENDMENT

OF LIPOSCIENCE, INC.

STOCK OPTION PLAN

THIS FIFTH AMENDMENT of LipoScience, Inc. Stock Option Plan is effective as of September 27, 2001.

WHEREAS, the Board of Directors of LipoScience, Inc. (the “Company”) has adopted and the stockholders of the Company have approved the LipoScience, Inc. Stock Option Plan, as amended (the “Plan”); and

WHEREAS, in connection with the initial public offering of common stock contemplated by the Company (the “IPO”), the Board of Directors has adopted and approved a new plan, the LipoScience, Inc. 2001 Stock Incentive Plan (the “New Plan”), such New Plan to be effective as of the effective date of the registration statement on Form S-1 filed in connection with the IPO; and

WHEREAS, the Board of Directors Corporation deems it to be in the best interests of the Company to reduce the maximum number of shares of common stock of the Company (“Common Stock”) issuable under the Plan to the number of shares issuable under the Plan as of the consummation of the IPO and to cease the granting of any additional options under the Plan, effective as of the consummation of the IPO and the effectiveness of the New Plan.

1. NOW, THEREFORE, the Plan is hereby amended so as to decrease the maximum number of shares of Common Stock issuable under the Plan to the number of shares (as appropriately adjusted to reflect stock splits and similar events) that shall be issuable pursuant to options outstanding under the Plan immediately prior to the closing of the IPO, with such number to be further reduced by the number of shares subject to awards under the Plan which may expire, terminate or be otherwise surrendered.

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Fifth Amendment was duly adopted by the Board of Directors on September 27, 2001.

LIPOSCIENCE, INC.
[CORPORATE SEAL]

		By:	/s/ F. Ronald Stanton
ATTEST:			F. Ronald Stanton
President

By:	/s/ James D. Otvos
James D. Otvos, Secretary

SIXTH AMENDMENT

OF LIPOSCIENCE, INC.

STOCK OPTION PLAN

THIS SIXTH AMENDMENT of LipoScience, Inc. Stock Option Plan (“Sixth Amendment”) is effective April 25, 2002.

WHEREAS, the Board of Directors of LipoScience, Inc., a Delaware corporation (the “Company”) has adopted and the stockholders of the Company have approved the LipoScience, Inc. Stock Option Plan, as amended (the “Plan”); and

WHEREAS, pursuant to Section 12 of the Plan, the Board of Directors deems it to be in the best interest of the Company to amend the Plan to permit the transfer of nonqualified stock options to certain permitted transferees as approved by the Board, the Compensation Committee of the Board or other duly appointed committee of the Board.

NOW, THEREFORE, the Plan shall be amended as follows:

2. Paragraph 11 shall be deleted in its entirety and the following substituted in lieu thereof:

11. Transferability of Options. Except as otherwise provided in this paragraph 11, no Option shall be transferable or assignable except by will or by the laws of descent and distribution and the Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee. Subject to the approval of the Board or a duly appointed committee of the Board (the “Committee”), an Optionee may transfer nonqualified stock options granted hereunder for no consideration to or for the benefit of a Permitted Transferee, subject to such limits as the Board or the Committee may establish. For the purposes of this paragraph 11, “Permitted Transferee” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which any of the foregoing persons have more than fifty percent of the beneficial interest, a foundation in which any of the foregoing persons or the Optionee control the management of the assets, and any other entity in which any of the foregoing persons or the Optionee own more than fifty percent of the voting interests.

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Sixth Amendment was duly adopted by the Board of Directors, this the 25th day of April, 2002.

LIPOSCIENCE, INC.
[CORPORATE SEAL]

		By:	/s/ F. Ronald Stanton
ATTEST:			F. Ronald Stanton, President

By:	/s/ Holly A. Coldiron
Holly A. Coldiron, Assistant Secretary

SEVENTH AMENDMENT

OF

LIPOSCIENCE, INC. STOCK OPTION PLAN

THIS SEVENTH AMENDMENT (“Seventh Amendment”) of the LipoScience, Inc. Stock Option Plan (the “Plan”) is effective as of July 15, 2003.

WHEREAS, the Board of Directors of LipoScience, Inc., a Delaware corporation (the “Company”), has adopted and the stockholders of the Company have approved the Plan; and

WHEREAS, pursuant to Section 12 of the Plan, the Board of Directors has the authority and deems it to be in the best interest of the Company to: (i) increase the maximum number of shares issuable pursuant to options granted under the Plan from 4,380,000 (as adjusted to reflect the 1.5-for-1 stock split effected by the Company on August 22, 2001 and the 4-for-5 reverse stock split effected by the Company on September 18, 2002) to 4,580,000; and (ii) to modify the Transfer of Control provisions set forth in Paragraph 8 of the Plan.

NOW, THEREFORE, the Plan shall be amended as follows:

1. The second sentence of Paragraph 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“The maximum number of shares of Stock which may be issued under the Plan shall be Four Million Five Hundred Eighty Thousand (4,580,000) shares.”

2. Paragraph 8 (Transfer of Control) shall be deleted in its entirety and the following substituted in lieu thereof:

“8. Transfer of Control. Upon a merger, consolidation, corporate reorganization, or any transaction in which all or substantially all of the assets or stock of the Company are sold, leased, transferred or otherwise disposed of (other than a mere reincorporation transaction or one in which the holders of the capital stock of the Company immediately prior to such merger, consolidation, reorganization or sale of all or substantially all of the assets or stock of the Company continue to hold at least a majority of the voting power of the surviving/resulting corporation/entity) (a “Transfer of Control”), then, except as may be otherwise provided in an individual stock option award agreement,

(i) each outstanding Option shall be assumed by the surviving, acquiring or successor corporation (or parent thereof) (collectively, the “Acquiring Corporation”), replaced with a comparable option to purchase shares of the capital stock of the Acquiring Corporation, or replaced with a cash incentive program of the Acquiring Corporation which preserves the spread existing on each unvested Option at the time of such Transfer of Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option (a “Cash Incentive Program”);

provided, however, that if, on or prior to the twelve (12) month anniversary of the date of the consummation of the Transfer of Control, the employment of an Optionee who was employed by the Company as of the effective time of the Transfer of Control is terminated for Good Reason by the Optionee or is terminated without Cause by the Company or the Acquiring Corporation, then any unexercisable portion of each of such Optionee’s assumed or substituted options shall immediately become exercisable as of a date prior to such termination.

(ii) Notwithstanding the provisions of subparagraph 8 (i), if the Acquiring Corporation does not agree to assume, or replace with a comparable option, or replace with a Cash Incentive Program, each outstanding Option upon the occurrence of a Transfer of Control, then the Board shall provide that, in lieu of the provisions described in subparagraph (i) above, any unexercisable portion of an outstanding Option shall become immediately exercisable as of a date prior to the Transfer of Control, which date shall be determined by the Board, and, to the extent not exercised prior to the Transfer of Control, each outstanding Option shall terminate and cease to be outstanding as of the effective time of the Transfer of Control. The exercise of any Option that was permissible solely by reason of this Paragraph 8 shall be conditioned upon the consummation of the Transfer of Control.

For purposes of this Paragraph 8, “Good Reason” shall mean a material reduction in the annual cash compensation payable to the Optionee after such Transfer of Control (other than in connection with a general reduction of annual cash compensation applicable to all Optionees in similar positions), or the relocation of the place of business at which the Optionee is principally located to a location that is greater than fifty (50) miles from the current site. “Cause” shall mean any (i) failure by Optionee to consistently perform Optionee’s duties for the Company; (ii) material act of malfeasance, fraud, dishonesty or breach of fiduciary duty by Optionee; (iii) conviction of Optionee for a felony or other crime of moral turpitude; or (iv) willful misconduct by the Optionee which adversely affects the business or reputation of the Company.

3. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Seventh Amendment was duly adopted by the Board of Directors, this the 15th day of July, 2003.

LIPOSCIENCE, INC.
[CORPORATE SEAL]

		By:	/s/ Richard O. Brajer
ATTEST:			Richard O. Brajer
President and Chief Executive Officer

By:	/s/ Timothy J. Williams
Timothy J. Williams, Secretary

Pursuant to a Unanimous Written Consent of the Board of Directors dated as of June 26, 2007 and a Written Consent of the Stockholders dated October 21, 2008, the maximum number of shares of Stock which could be issued under the 1997 Stock Option Plan was further increased to 5,580,000 shares.